SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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PROFESSIONALLY MANAGED PORTFOLIOS
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Proxy Materials

PLEASE CAST YOUR VOTE NOW!

PORTFOLIO 21 GLOBAL EQUITY FUND

A Series of Professionally Managed Portfolios

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
1-866-209-1962

Dear Shareholder:

Please take a moment to read this letter about an important matter pertaining to your investment in the Portfolio21 Global Equity Fund (the “Fund”), a series of Professionally Managed Portfolios (the “Trust”).  Trillium Asset Management, LLC (“Trillium”) has completed a transaction with Portfolio 21 Investments (“Portfolio 21”) which has resulted in Trillium acquiring certain of the assets of Portfolio 21 and has also resulted in the investment management team from Portfolio 21 that has been responsible for managing the Fund joining Trillium (the “Transaction”).

As a result, the Trust’s Board of Trustees (“Board”), including a majority of the Trustees who are not “interested persons” of the Trust (as defined under the 1940 Act), at a meeting on November 17-18, 2014 (the “November Board Meeting”), determined that it would be in the best interests of shareholders to terminate the investment advisory agreement with Portfolio 21 (the “Prior Investment Advisory Agreement”) effective upon the closing of the Transaction on December 31, 2014 and to engage Trillium as the new adviser to the Fund.  Since the engagement of a new entity, Trillium, as the investment adviser for the Fund requires the approval of shareholders of the Fund, the Board, at the November Board Meeting, approved an interim investment advisory agreement between the Trust, on behalf of the Fund, and Trillium (the “Interim Investment Advisory Agreement”) that took effect on January 1, 2015 following the close of the Transaction.  This allows Trillium to serve as investment adviser to the Fund until shareholders approve a new investment advisory agreement with Trillium.

Founded in 1982, Trillium is focused exclusively on incorporating Environmental, Social and Governance criteria into the investment process.  In addition, Trillium provides additional resources to support the management of the Fund, including a broader team of research analysts.  IMPORTANTLY, there is no change in the day-to-day management of the Fund’s investment portfolio as a result of the Transaction, since all persons at Portfolio 21 that were responsible for the day-to-day management of the Fund have become employees of Trillium.

Accordingly, at the November Board Meeting, the Board also approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Trillium (the “New Investment Advisory Agreement”) and is now seeking shareholder approval of the New Investment Advisory Agreement.  The terms of the New Investment Advisory Agreement are substantially identical to the terms of the Prior Investment Advisory Agreement, except Trillium has agreed to reduce the advisory fee paid by the Fund from 0.95% to 0.90% of the Fund’s average daily net assets.

Enclosed is a notice of a Special Meeting of Shareholders of the Fund to be held on April 2, 2015 (the “Special Meeting”) together with a Proxy Statement and Proxy Card for the Fund relating to the proposal to consider and approve the New Investment Advisory Agreement between the Trust, on behalf of the Fund, and Trillium.  The New Investment Advisory Agreement will replace the Interim Investment Advisory Agreement and will not result in any increase in the fees charged to the Fund or in any change in the Fund’s investment strategies or in the way the Fund is managed.

If you are a shareholder of record of the Fund as of the close of business on January 2, 2015, you are entitled to vote at the Special Meeting and at any postponement or adjournment thereof.  The proposal has been carefully reviewed by the Trust’s Board of Trustees.  The Board of Trustees unanimously recommends that you vote FOR the proposal.  It is very important that we receive your vote before April 2, 2015.  I appreciate your participation and prompt response in this matter.

Sincerely,

Matthew W. Patsky, CFA
CEO
Trillium Asset Management, LLC

Voting is quick and easy.  Everything you need is enclosed.  To cast your vote:

•	PHONE: Call the toll-free number on your proxy card. Enter the control number on your proxy card and follow the instructions.

•	INTERNET: Visit the website indicated on your proxy card. Enter the control number on your proxy card and follow the instructions.

•	MAIL: Complete the proxy card(s) enclosed in this package. BE SURE TO SIGN EACH CARD before mailing it in the postage-paid envelope.

Important information to help you understand and vote on the proposal:

Please read the full text of the proxy statement.  Below is a brief overview of the proposal to be voted upon.  Your vote is important.

What is this document and why did you send it to me?

This document is a proxy statement, and we refer to it as the Proxy.  We are sending this document to you for your use in connection with the Trust’s solicitation of your vote to approve the proposed investment advisory agreement (the “New Investment Advisory Agreement”) with Trillium Asset Management, LLC (“Trillium” or the “Adviser”) to enable Trillium to continue to serve as the investment adviser for the Portfolio 21 Global Equity Fund (the “Fund”), a series of Professionally Managed Portfolios (the “Trust”).  At a meeting of the Trust’s Board of Trustees (the “Board”) held on November 17-18, 2014 (the “November Board Meeting”), the Board approved Trillium as the investment adviser to the Fund under an interim investment advisory agreement (the “Interim Investment Advisory Agreement”) which took effect on January 1, 2015.  Approval of the New Investment Advisory Agreement enables Trillium to continue to serve as the investment adviser for the Fund.  This document includes a Notice of Special Meeting of Shareholders, a Proxy Statement, and a Proxy Card.

What am I being asked to vote on?

You are being asked to approve the New Investment Advisory Agreement between Trillium and the Trust on behalf of the Fund.

Effective January 1, 2015, Trillium acquired certain of the assets of Portfolio 21 Investments (“Portfolio 21”) in a transaction that also resulted in the investment management team from Portfolio 21 that has been responsible for managing the Fund joining Trillium (the “Transaction”).  In anticipation of the Transaction, the Board, including a majority of the trustees who are not “interested persons” of the Trust (as defined under the 1940 Act), at the November Board Meeting terminated the investment advisory agreement with Portfolio 21 (the “Prior Investment Advisory Agreement”) effective upon the closing of the Transaction and the transfer of the investment management team to Trillium, on December 31, 2014.  The Board, at the November Board Meeting, approved an interim investment advisory agreement between the Trust, on behalf of the Fund, and Trillium (the “Interim Investment Advisory Agreement”) that took effect on January 1, 2015, following the close of the Transaction.  This allows Trillium to serve as investment adviser to the Fund for up to 150 days or until shareholders approve a new investment advisory agreement with Trillium.

Also at the November Board Meeting, the Board approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Trillium (the “New Investment Advisory Agreement”) subject to shareholder approval.  Therefore, the Fund is now seeking shareholder approval of the New Investment Advisory Agreement.  The terms of the New Investment Advisory Agreement are substantially identical to the terms of the Prior Investment Advisory Agreement, except that Trillium has agreed to reduce the advisory fee paid by the Fund from 0.95% to 0.90% of the Fund’s average daily net assets.

Accordingly, the Fund needs shareholders to approve the New Investment Advisory Agreement in order to replace the existing Interim Investment Advisory Agreement which will allow Trillium to serve as the Fund’s investment adviser on a permanent basis.  If Fund shareholders do not approve the New Investment Advisory Agreement, the Board will have to consider other alternatives for the Fund.

How will my approval of the proposal affect the management and operation of the Fund?

The Fund’s investment strategies will not change as a result of the New Investment Advisory Agreement.  Founded in 1982, Trillium is focused exclusively on incorporating Environmental, Social and Governance criteria into the investment process.  The same management team from Portfolio 21 that has been responsible for managing the Fund joined Trillium and will continue to manage the Fund’s portfolio.  In addition, Trillium provides additional resources to support the management of the Fund, including a broader team of research analysts.

Q&A	1

How will my approval of the proposal affect the expenses of the Fund?

Approval of the New Investment Advisory Agreement will not result in an increase of the investment advisory fee paid by the Fund to Trillium or in the Fund’s total expenses.  Under the Prior Investment Advisory Agreement, the investment advisory fee paid by the Fund to Portfolio 21 was 0.95% of the Fund’s average daily net assets.  Trillium has agreed to reduce the investment advisory fee paid by the Fund to Trillium.  Under the New Investment Advisory Agreement, the advisory fee to be paid by the Fund to Trillium is 0.90% of the Fund’s average daily net assets.  Portfolio 21 had contractually agreed to waive its advisory fee and/ or reimburse expenses of the Fund to the extent necessary to ensure that the Fund’s total annual operating expenses did not exceed the Fund’s expense limitation of 1.50% and 1.20% for the Class R and Class I shares, respectively (“Expense Caps”), under an agreement (“Prior Operating Expenses Limitation Agreement”), which terminated upon the close of the Transaction.  Because the Fund has been operating significantly below the Expense Caps of 1.50% and 1.20% for the Class R and Class I shares, respectively, due to the Fund’s asset size, Trillium did not execute a new operating expenses limitation agreement, which effectively removed the Fund’s Expense Caps.  However, Trillium undertakes that if these circumstances should change in the next two years, then Trillium will implement new expense caps at levels no higher than the Expense Caps under the Prior Operating Expenses Limitation Agreement.

What are the primary reasons for the selection of Trillium as the investment adviser of the Fund?

The Board weighed a number of factors in reaching its decision to allow Trillium to act as the investment adviser for the Fund, including the history, reputation, qualifications and resources of Trillium, the fact that the Trust had prior experience with the principals at Trillium in connection with another fund, the fact that the Fund’s current portfolio managers would continue to provide the day-to-day management of the Fund and the fact that following the Transaction, Portfolio 21 no longer has the resources and expertise to manage the Fund.  The Board also considered that, as a result of the proposal, the Fund’s advisory fee would not increase and that all costs incurred by the Fund as a result of this change would be borne by Trillium, not the Fund’s shareholders.

Are there any material differences between the Prior Investment Advisory Agreement and the Interim Investment Advisory Agreement or the proposed New Investment Advisory Agreement?

No.  The terms of the Interim Investment Advisory Agreement and New Investment Advisory Agreement are substantially identical to the terms of Portfolio 21’s Prior Investment Advisory Agreement, except for Trillium’s agreement to reduce the advisory fee paid by the Fund from 0.95% to 0.90% of the Fund’s average daily net assets.  Additionally, under the Interim Investment Advisory Agreement, management fees earned by Trillium are held in an escrow account until shareholder approval for Trillium as the new investment adviser is obtained.  At the November Board Meeting, the Board approved the New Investment Advisory Agreement on behalf of the Fund, to replace the Interim Investment Advisory Agreement, subject to shareholder approval.

Has the Board approved the proposal?

Yes.  At the November Board Meeting, the Board unanimously approved the proposal set forth herein and recommends that shareholders also vote to approve the proposal.

Who is Broadridge Financial Solutions?

Broadridge Financial Solutions is a third-party proxy vendor that the Fund has engaged to contact shareholders and record proxy votes.  In order to hold a shareholder meeting, a quorum must be reached.  If a quorum is not attained, the meeting must adjourn to a future date.  Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

Q&A	2

Who is paying for this proxy mailing and for the other expenses and solicitation costs associated with this shareholder meeting?

The expenses incurred in connection with preparing the proxy statement and its enclosures and all related legal and solicitation expenses will be paid by Trillium.

Who is eligible to vote?

Shareholders of record of the Fund as of the close of business on January 2, 2015 (the “Record Date”) are entitled to be present and to vote at the special meeting of shareholders (the “Special Meeting”) or any adjournment thereof.  Shareholders of record of the Fund at the close of business on the Record Date will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold on the proposal presented at the Special Meeting.

How is a quorum for the Special Meeting established?

The presence of 40% of the outstanding shares entitled to vote of the Fund constitutes a quorum for the Special Meeting.  Proxies returned for shares that represent broker non-votes, and shares whose proxies reflect an abstention on any item, are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.  However, since such shares are not voted in favor of the proposal, they have the effect of counting as a vote AGAINST the proposal.  If a quorum is not present for the Fund at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve the proposal are not received on behalf of the Fund, or if other matters arise requiring shareholder attention, persons named as proxy agents may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to the Fund.

What vote is required to approve the proposal?

Approval of the new investment advisory agreement with Trillium requires the vote of the “majority of the outstanding voting securities” of the Fund.  Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of:  (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

How do I vote my shares?

Although you may attend the Special Meeting and vote in person, you do not have to.  You can vote your shares by completing and signing the enclosed proxy card and mailing it in the enclosed postage-paid envelope.  You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card and following the recorded instructions.

In addition, you may vote through the Internet by visiting the Internet address printed on your proxy card and following the on-line instructions.

If you simply sign and date the proxy card but do not indicate a specific vote, your shares will be voted FOR the proposal and to grant discretionary authority to the persons named in the card as to any other matters that properly come before the Special Meeting.  Abstentions will be treated as votes AGAINST the proposal.

Q&A	3

Shareholders who execute proxies may revoke them at any time before they are voted by (1) filing with the Fund a written notice of revocation, (2) timely voting a proxy bearing a later date or (3) by attending the Special Meeting and voting in person.

Please complete, sign and return the enclosed proxy card in the enclosed envelope.  You may vote your proxy by Internet or telephone in accordance with the instructions set forth on the enclosed proxy card.  No postage is required if mailed in the United States.

Q&A	4

PORTFOLIO 21 GLOBAL EQUITY FUND

A Series of Professionally Managed Portfolios

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
1-866-209-1962

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A special meeting of shareholders (the “Special Meeting”) of the Portfolio 21 Global Equity Fund (the “Fund”), a series of Professional Managed Portfolios (the “Trust”), will be held at the offices of the Fund’s administrator, U.S. Bancorp Fund Services, LLC, 2020 East Financial Way, Suite 100, Glendora, California 91741, on Thursday, April 2, 2015, at 9:00 a.m., Pacific time.

The purpose of the Special Meeting is to consider and act upon the following proposal and to transact such other business as may properly come before the Special Meeting or any adjournments thereof:

1.	to approve an Investment Advisory Agreement between Trillium Asset Management, LLC and the Trust on behalf of the Fund.

2.	to transact such other business as may properly come before the Special Meeting or any adjournments thereof.

The Trust’s Board of Trustees has fixed the close of business on January 2, 2015 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof.

By order of the Board of Trustees,

Elaine E. Richards, President & Secretary

February 4, 2015

Your vote is important – please vote your shares promptly.

Shareholders are invited to attend the Special Meeting in person.  Any shareholder who does not expect to attend the Special Meeting is urged to vote using the touch-tone telephone or Internet voting instructions found on the enclosed proxy card or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States.  In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF THE

PORTFOLIO 21 GLOBAL EQUITY FUND

A Series of Professionally Managed Portfolios

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
1-866-209-1962

TO BE HELD ON April 2, 2015

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees (the “Board”) of Professionally Managed Portfolios (the “Trust) and its series, Portfolio 21 Global Equity Fund (the “Fund”), and at any adjournments thereof (the “Special Meeting”), to be held on Thursday, April 2, 2015 at 9:00 a.m., Pacific time, at the offices of the Fund’s administrator, U.S. Bancorp Fund Services, LLC, 2020 East Financial Way, Suite 100, Glendora, California 91741.

Shareholders of record at the close of business on the record date, established as January 2, 2015 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting.  This Proxy Statement is expected to be mailed to shareholders on or about February 4, 2015.  The Special Meeting is being held to vote on the following proposal and to transact such other business as may properly come before the Special Meeting or any adjournments thereof:

PROPOSAL.	To approve an Investment Advisory Agreement between Trillium Asset Management, LLC and the Trust on behalf of the Fund.

Shareholders of the Fund are being asked to approve a new investment advisory agreement between Trillium Asset Management, LLC (“Trillium” or the “Adviser”) and the Trust on behalf of the Fund.

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be Held on April 2, 2015:

The Notice of Special Meeting and Proxy Statement are available at www.proxyvote.com.  To obtain directions to attend the Special Meeting, please call 1-866-209-1962.  For a free copy of the Fund’s latest annual and/or semi-annual report, call 1-866-209-1962 or visit the Fund’s website at www.portfolio21.com or write to the Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

Background

Trillium has completed a transaction with Portfolio 21 Investments (“Portfolio 21”) which has resulted in Trillium acquiring certain of the assets of Portfolio 21 and has also resulted in the investment management team from Portfolio 21 that has been responsible for managing the Fund joining Trillium (the “Transaction”).  As a result of the Transaction, the Trust’s Board of Trustees (“Board”) terminated the investment advisory agreement with Portfolio 21 (the “Prior Investment Advisory Agreement”) effective upon the closing of the Transaction and the transfer of the investment management team to Trillium, on December 31, 2014.

Proxy Statement	1

The Investment Company Act of 1940, as amended (the “1940 Act”), prohibits acting as an investment adviser to a mutual fund without a written investment advisory agreement that the mutual fund’s shareholders have approved.  However, pursuant to Rule 15a-4 of the 1940 Act, the Board, including a majority of Trustees who are not “interested persons,” (the “Independent Trustees”) as that term is defined under the 1940 Act approved an interim investment advisory agreement between the Trust and Trillium so that Trillium could manage the Fund after the close of the Transaction.  Pursuant to Rule 15a-4 under the 1940 Act, the Interim Investment Advisory Agreement allows the Fund 150 days to obtain shareholder approval of a permanent agreement.  The terms of the Interim Investment Advisory Agreement are substantially identical to the terms of Portfolio 21’s recently terminated investment advisory agreement except for Trillium’s agreement to reduce the advisory fee paid by the Fund from 0.95% to 0.90% of the Fund’s average daily net assets.  Additionally, under the Interim Investment Advisory Agreement, management fees earned by Trillium are held in an escrow account until shareholders approve the new advisory agreement with Trillium as the new investment adviser.

At a meeting of the Board held on November 17-18, 2014 (the “November Board Meeting”), the Board voted unanimously to approve the proposed new investment advisory agreement (the “New Investment Advisory Agreement”) between Trillium and the Trust on behalf of the Fund, subject to shareholder approval.  The Board also voted unanimously to recommend that shareholders approve the New Investment Advisory Agreement.  The terms of the New Investment Advisory Agreement are substantially identical to the terms of Portfolio 21’s recently terminated investment advisory agreement except for Trillium’s agreement to reduce the advisory fee paid by the Fund from 0.95% to 0.90% of the Fund’s average daily net assets.

Accordingly, the Fund needs shareholder approval to allow Trillium to continue to act as its investment adviser on a permanent basis.  If the Fund’s shareholders do not approve Trillium as the investment adviser for the Fund, then the Board will have to consider other alternatives for the Fund upon the expiration of the Interim Investment Advisory Agreement.

Legal Requirements in Approving the Interim and New Investment Advisory Agreement

To avoid disruption of the Fund’s investment management and after considering the potential benefits to shareholders of engaging Trillium as the Fund’s investment adviser, as discussed more fully below, the Board approved the Interim Investment Advisory Agreement.  In doing so, the Board has determined that it was prudent to act pursuant to the requirements of Rule 15a-4 under the 1940 Act.  Under Rule 15a-4, an adviser can serve pursuant to an interim advisory agreement for up to 150 days while a Fund seeks shareholder approval of a new investment advisory agreement.  In addition, the Board determined to adhere to the following conditions, which are imposed by Rule 15a-4, with respect to the Interim Investment Advisory Agreement:

•	the compensation under the interim contract may be no greater than under the previous contract;

•	the Fund’s Board of Trustees, including a majority of the independent trustees, has voted in person to approve the interim contract before the previous contract is terminated;

•
the Fund’s Board of Trustees, including a majority of the independent trustees, determines that the scope and quality of services to be provided to the Fund under the interim contract will be at least equivalent to the scope and quality of services provided under the previous contract;

Proxy Statement	2

•
the interim contract provides that the Fund’s Board of Trustees or a majority of the Fund’s outstanding voting securities may terminate the interim contract at any time, without the payment of any penalty, on not more than 10 calendar days’ written notice to the adviser;

•
the interim contract contains the same provisions as the previous contract with the exception of effective and termination dates, provisions required by Rule 15a-4 and other differences determined to be immaterial by the Fund’s Board;

•
the interim contract provides in accordance with the specific provisions of Rule 15a-4 for the establishment of an escrow account for fees received under the interim contract pending approval of a new contract by shareholders; and

•	the Board of Trustees satisfies certain fund governance standards under Rule 0-1(a)(7) of the 1940 Act.

The Interim Investment Advisory Agreement currently in effect will terminate upon the sooner to occur of (1) May 31, 2015, or (2) the approval by the Fund’s shareholders of the proposed New Investment Advisory Agreement.  Under the Interim Investment Advisory Agreement, the advisory fees earned by Trillium during this interim period will be held in an interest-bearing escrow account at U.S. Bank, N.A.  Fees that are paid to the escrow account, including interest earned, will be paid to Trillium if the Fund shareholders approve the New Investment Advisory Agreement within 150 days of the date of the Interim Investment Advisory Agreement.  If shareholders of the Fund do not approve the New Investment Advisory Agreement within 150 days of the date of the Interim Investment Advisory Agreement, then Trillium will be paid, out of the escrow account, the lesser of: (1) any costs incurred in performing the Interim Investment Advisory Agreement, plus interest earned on the amount while in escrow; or (2) the total amount in the escrow account, plus interest.

The form of the New Investment Advisory Agreement is attached hereto as Exhibit A.  The terms of the New Investment Advisory Agreement are identical to the terms of the prior investment advisory agreement dated February 25, 2014 (the “Prior Investment Advisory Agreement”) with respect to services to be provided by Trillium compared to those Portfolio 21 previously provided.  The Prior Investment Advisory Agreement was last submitted to the shareholders of the Fund for approval on November 20, 2013, and after receiving the approval of a majority of the outstanding voting securities of the Fund, went into effect on February 25, 2014.

The New Investment Advisory Agreement and the Prior Investment Advisory Agreement have different fee structures in one respect, since Trillium agreed to reduce the advisory fee paid by the Fund from 0.95% to 0.90% of the Fund’s average daily net assets.  There are no material differences between the two agreements.  The material terms of the New Investment Advisory Agreement and the Prior Investment Advisory Agreement are compared below in the “Summary of the New Investment Advisory Agreement and Prior Investment Advisory Agreement” section.

The New Investment Advisory Agreement will take effect upon shareholder approval.  If shareholders do not approve the New Investment Advisory Agreement with respect to the Fund, then Trillium will not be permitted to serve as such Fund’s investment adviser after the expiration of the Interim Investment Advisory Agreement, and the Board will have to consider other alternatives for the Fund.

Proxy Statement	3

Compensation Paid to Trillium

Under the Prior Investment Advisory Agreement, Portfolio 21 was entitled to receive a monthly advisory fee computed at an annual rate of 0.95% of the Fund’s average daily net assets in return for the services provided by Portfolio 21 as investment adviser to the Fund.  The fee structure under the New Investment Advisory Agreement and the Interim Investment Advisory Agreement is different from the fee structure under the Prior Investment Advisory Agreement in one respect, since Trillium has agreed to reduce the advisory fee paid by the Fund from 0.95% to 0.90% of the Fund’s average daily net assets.  (As described above, under the Interim Investment Advisory Agreement, the fees to be paid to Trillium will be paid to an escrow account.)  The Fund paid Portfolio 21 investment advisory fees in the amounts shown below for the fiscal years ended June 30, 2012 through June 30, 2014.

In connection with the Prior Investment Advisory Agreement, Portfolio 21 contractually agreed to limit the Fund’s total annual operating expenses to 1.50% and 1.20% of the Class R and Class I Shares, respectively, of the Fund’s average annual net assets (the “Expense Caps”), under an agreement (“Prior Operating Expenses Limitation Agreement”), which terminated upon the close of the Transaction.  Additionally, in the event the Fund’s operating expenses, as accrued each month, exceeded the Expense Caps, Portfolio 21 agreed to pay to the Fund, on a monthly basis, the excess expenses within 30 days of notification that such payment was due.

Under the Prior Operating Expenses Limitation Agreement, Portfolio 21 was permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years.  Any such reimbursement was subject to the Board’s review and approval.  That reimbursement could be requested by Portfolio 21 if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) did not exceed the Expense Caps.  Because the Fund has been operating significantly below the Expense Caps of 1.50% and 1.20% for the Class R and Class I shares, respectively, due to the Fund’s asset size, Trillium did not execute a new operating expenses limitation agreement, which effectively removes the Fund’s Expense Caps.  However, Trillium undertakes that if these circumstances should change in the next two years, then Trillium will implement new expense caps at levels no higher than the Expense Caps under the Prior Operating Expenses Limitation Agreement.

Management Fees Paid to Portfolio 21
Fiscal Year Ended,	Fees Accrued	Fees Waived	Total Fees Paid to Adviser
June 30, 2014	$4,484,881	$0	$4,484,881
June 30, 2013	$3,773,137	$0	$3,773,137
June 30, 2012	$3,754,826	$0	$3,754,826

Information about Trillium Asset Management, LLC

Trillium is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended.  Trillium’s principal office is located at Two Financial Center, 60 South Street, Suite 1100, Boston, MA 02111.  As of December 31, 2014, Trillium managed approximately $2.2 billion of investment assets.

The following table sets forth the name, position and principal occupation of each current member and principal officer of Trillium, each of whom is located at Trillium’s principal office location, with the exception of Will J. Lana who is located at Trillium’s office at 100 Larkspur Landing Circle, Suite 105, Larkspur, CA 94939.

Proxy Statement	4

Name	Position/Principal Occupation
Matthew W. Patsky	Managing Partner, CEO, and Portfolio Manager
Michelle McDonough	Managing Partner
Will J. Lana	Partner, Investment Manager
Stephanie R. Leighton	Partner, Portfolio Manager, and Research Analyst
Keith A. Mills	Partner, Director of Research & Analyst
Cheryl I. Smith	Managing Partner
Paul A. Hilton	Partner
Nancy Denney	Chief Compliance Officer

The following table sets forth the name of each person who owns of record, or beneficially, 10% or more of the outstanding voting securities of Trillium as of December 31, 2014, each of whom is located at Trillium’s principal office location.

Name	% of Voting Securities Held
Matthew W. Patsky	25.02%

Summary of the New Investment Advisory Agreement and the Prior Investment Advisory Agreement

A copy of the proposed New Investment Advisory Agreement is attached hereto as Exhibit A.  The following description is only a summary.  You should refer to Exhibit A for the New Investment Advisory Agreement, and the description set forth in this Proxy Statement of the New Investment Advisory Agreement is qualified in its entirety by reference to Exhibit A.  The investment advisory services to be provided by Trillium under the New Investment Advisory Agreement are identical to the services previously provided by Portfolio 21 under the Prior Investment Advisory Agreement.  The fee structure under the New Investment Advisory Agreement and the Prior Investment Advisory Agreement are different in one respect, since Trillium agreed to reduce the advisory fee paid by the Fund from 0.95% to 0.90% of the Fund’s average daily net assets.

Advisory Services.  The New Investment Advisory Agreement states that, subject to the supervision and direction of the Board, Trillium will provide for the overall management of the Fund including: (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of portfolio securities and other investments for the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Trust’s Board of Trustees; (iii) vote proxies for the Fund and file beneficial ownership reports required by Section 13(d) of the Securities Exchange Act of 1934 (the “1934 Act”) for the Fund; (iv) maintain records relating to the advisory services provided by Trillium under the investment advisory agreement required to be prepared and maintained by Trillium or the Fund pursuant to applicable law; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund’s assets which the officers of the Trust may reasonably request; and (vi) render to the Trust’s Board of Trustees such periodic and special reports with respect to each Fund’s investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board of Trustees.  The Prior Investment Advisory Agreement contained identical terms with respect to Portfolio 21.

Brokerage.  The New Investment Advisory Agreement provides that Trillium shall be responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that Trillium shall not direct orders to an affiliated person of Trillium without general prior authorization to use such affiliated broker or dealer from the Trust’s Board of Trustees.  In selecting a broker-dealer to execute each particular transaction, Trillium may take the following factors, among others, into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis.  The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.  The Prior Investment Advisory Agreement contained identical terms with respect to Portfolio 21.

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The New Investment Advisory Agreement provides that the Trust authorizes and empowers Trillium to open and maintain trading accounts in the name of the Fund and to execute for the Fund as its agent and attorney-in-fact standard institutional customer agreements with such broker or brokers as Trillium shall select as provided in the New Investment Advisory Agreement.  Trillium shall cause all securities and other property purchased or sold for the Fund to be settled at the place of business of the Fund’s Custodian or as the Fund’s Custodian shall direct.  All securities and other property of the Fund shall remain in the direct or indirect custody of the Fund’s Custodian except as otherwise authorized by the Board.  The New Investment Advisory Agreement further provides that Trillium shall have the authority to instruct the Fund’s Custodian to pay cash for securities and other property delivered to the Fund’s Custodian for the Fund and deliver securities and other property against payment for the Fund, and such other authority granted by the Trust from time to time.  Trillium shall not have authority to cause the Fund’s Custodian to deliver securities and other property or pay cash to Trillium except as expressly provided in the New Investment Advisory Agreement.  The Prior Investment Advisory Agreement did not contain the foregoing provisions with respect to Portfolio 21.

Payment of Expenses.  Under the New Investment Advisory Agreement, Trillium is responsible for providing the personnel, office space and equipment reasonably necessary for the operation of the Fund, the expenses of printing and distributing copies of the Fund’s prospectus, SAI, and sales and advertising materials to prospective investors, the costs of any special Board meetings or shareholder meetings convened for the primary benefit of Trillium, and any costs of liquidating or reorganizing the Fund.

The Fund is responsible for all of its own expenses, except for those specifically assigned to Trillium under the New Investment Advisory Agreement, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all fees and expenses related to Fund custody, shareholder services and Fund accounting; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books; insurance premiums on property or personnel of the Fund which inure to its benefit; the cost of preparing and printing regulatory documents and other communications for distribution to existing shareholders; legal, auditing and accounting fees; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale; all expenses of maintaining and servicing shareholder accounts, and all other charges and costs of its operation plus any extraordinary and non-recurring expenses.  The Prior Investment Advisory Agreement contained identical terms with respect to Portfolio 21.

Management Fees.  The New Investment Advisory Agreement and Prior Investment Advisory Agreement contain different fee structures in one respect, since Trillium has agreed to reduce the advisory fee paid by the Fund from 0.95% to 0.90% of the Fund’s average daily net assets.

Duration and Termination.  The Prior Investment Advisory Agreement provided that it would become effective at the time the Fund received an affirmative vote of a majority of the outstanding voting securities of the Fund.  The New Investment Advisory Agreement provides that it will become effective at the time the Fund receives an affirmative vote of a majority of the outstanding voting securities of the Fund.  Both the Prior Investment Advisory Agreement and the New Investment Advisory Agreement provide that each of the agreements will continue in effect for a period of two years, unless sooner terminated, and that they shall continue in effect for successive annual periods, with such continuation to be approved at least annually by the Board or by the vote of a majority of the outstanding securities of the Fund.  The New Investment Advisory Agreement provides that it may be terminated at any time, on 60 days’ prior written notice, by the Fund (by vote of the Board or by the vote of a majority of the outstanding voting securities of the Fund) without the payment of a penalty, or by Trillium at any time, without the payment of a penalty, upon 60 days’ prior written notice.  The Prior Investment Advisory Agreement contained identical terms with respect to Portfolio 21.

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Limitation on Liability and Indemnification.  The New Investment Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, negligence, or reckless disregard of the duties imposed on Trillium by the agreement, Trillium will not be subject to liability to the Trust or the Fund for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses sustained in the purchase, holding or sale of any security of the Fund.  The Prior Investment Advisory Agreement contained identical terms with respect to Portfolio 21.

Board Recommendation of Approval

In reaching its decision to recommend the approval of the New Investment Advisory Agreement, the Board, including each of the Independent Trustees, met in person at the November Board Meeting, during which the Board reviewed materials related to Trillium.  In the course of their review, the Trustees considered their fiduciary responsibilities with regard to all factors deemed to be relevant to the Fund.  The Board also considered other matters, including, but not limited to the following: (1) the quality of services provided to the Fund in the past by the previous investment adviser and the investment management team since the Fund’s inception and the quality of services expected to be provided to the Fund by Trillium going forward; (2) the performance of the Fund while managed by the previous investment adviser and the investment management team; (3) the fact that there are no material differences between the terms of the New Investment Advisory Agreement compared to the terms of the Prior Investment Advisory Agreement, other than the change in investment adviser and the reduced management fee; (4) the fact that Trillium has hired all of the Fund’s portfolio managers, so that the Fund will continue to be managed with the same portfolio managers; (5) the fact that the fee structure under the New Investment Advisory Agreement will be different from the fee structure under the Prior Investment Advisory Agreement in one respect, since Trillium has agreed to reduce the advisory fee paid by the Fund from 0.95% to 0.90% of the Fund’s average daily net assets; and the fact that the Fund has been operating significantly below the Expense Caps of 1.50% and 1.20% for the Class R and Class I shares, respectively, due to the Fund’s asset size, and in removing the Fund’s Expense Caps, Trillium undertakes that if these circumstances should change in the next two years then Trillium will implement new expense caps at levels no higher than the Expense Caps under the Prior Operating Expenses Limitation Agreement; and (6) other factors deemed relevant, including representations from Portfolio 21 and Trillium that the benefits to the Fund of the proposed transaction include significantly broader and deeper domestic research capabilities possessed by Trillium.

The Board also evaluated the New Investment Advisory Agreement in light of information they had requested and received from Trillium prior to the November Board meeting.  The Board reviewed these materials with the management of Trillium.  Below is a summary of the material factors considered by the Board in its deliberations as to whether to approve the New Investment Advisory Agreement, and the Board’s conclusions.  In their deliberations, the Trustees did not rank the importance of any particular piece of information or factor considered, but considered these matters in their totality.

Nature, Extent and Quality of Services to be Provided to the Fund. The Trustees discussed the nature, extent and quality of the Trillium’s overall services to be provided to the Fund as well as its specific responsibilities in all aspects of the day-to-day management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel at Trillium that would be involved in the day-to-day activities of the Fund.  The Trustees considered the intention of Trillium to retain the Fund’s current portfolio managers and key personnel involved in the day-to-day activities of the Fund.  The Board reviewed the proposed services Trillium would provide to the Fund, noting to what degree those services extended beyond portfolio management and the receipt of any additional fees by Trillium or its affiliates.  The Board also considered the structure of Trillium’s compliance procedures and the trading capability of Trillium.  After reviewing Trillium’s compliance policies and procedures, the Board concluded that the policies and procedures were reasonably designed to prevent a violation of the federal securities laws.  The Board then concluded that Trillium had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the proposed New Investment Advisory Agreement and that, in the Board’s view, the nature, overall quality, and extent of the management services to be provided to the Fund, as well as Trillium’s compliance policies and procedures, were satisfactory and reliable.

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Investment Performance of the Fund.  The Trustees discussed the Fund’s recent performance and the overall performance by the Fund since its inception on September 30, 1999.  In assessing the quality of the portfolio management services to be delivered by Trillium, the Trustees also compared the short-term and long-term performance of the Fund on both an absolute basis and in comparison to a benchmark index, the MSCI ACWI Index.  As Trillium was a new investment adviser to the Fund, the Trustees also reviewed information on historical performance of other accounts managed by Trillium with investment strategies that were different than those of the Fund.  The Board also noted that the Fund was subject to social investment criteria, which may limit its investment opportunities relative to its peer group.  After considering all of the information, the Trustees concluded that the performance for the Fund was satisfactory under current market conditions.

Section 15(f) of the 1940 Act.  The Board also determined to follow the conditions of Section 15(f) of the 1940 Act with respect to this transaction. In this regard, the Trustees reviewed the conditions of the Section 15(f) and determined to comply with the following  two conditions:  first, for a period of three years after closing of the transaction, at least 75% of the board members of the Trust cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser, and second, an “unfair burden” must not be imposed upon the Fund as a result of the transaction or any express or implied terms, conditions or understandings applicable thereto.

The Trustees considered that, consistent with the first condition of Section 15(f), neither Trillium nor the Board was aware of any plans to reconstitute the Board following the change in investment adviser.  Thus, at least 75% of the Trustees would not be “interested persons” of Trillium for a period of three years after the change in investment adviser.  With respect to the second condition of Section 15(f), the Fund has been operating significantly below the Expense Caps of 1.50% and 1.20% for the Class R and Class I shares, respectively, due to the Fund’s asset size, and in removing the Fund’s Expense Caps, Trillium undertakes that if these circumstances should change in the next two years then Trillium will implement new expense caps at levels no higher than the Expense Caps under the Prior Operating Expenses Limitation Agreement.

Costs of Service to be provided by Trillium and the Structure of the Adviser’s Fees.  The Trustees considered the cost of services and the structure of Trillium’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund.  The Trustees considered the Fund’s cost structure.

The Trustees noted that, in the past, the Fund’s contractual management fee of 0.95% was considered higher than the peer group median, and Trillium has agreed to reduce the advisory fee paid by the Fund from 0.95% to 0.90% of the Fund’s average daily net assets.  The Trustees further noted that the reduced advisory fee of 0.90% was slightly higher than, but closer to, the peer group median.  The Trustees also noted that as of June 30, 2014, the Fund’s total expenses (net of fee waivers and expense reimbursements) of 1.42% for the Class R shares and 1.12% for the Class I shares were below the Fund’s Expense Caps of 1.50% and 1.20% of average daily net assets for the Class R and Class I shares, respectively.  The Trustees further noted that Trillium undertakes that if these circumstances should change in the next two years, then Trillium will implement new expense caps at levels no higher than the Expense Caps under the Prior Operating Expenses Limitation Agreement.

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The Trustees concluded that the Fund’s expenses and advisory fees payable to Trillium were not unreasonable in light of the comparative performance and advisory fee information.

Extent of Economies of Scale as the Fund Grows.  The Trustees reviewed the Fund’s expenses and discussed realized and potential economies of scale.  The Trustees also reviewed the structures of the Fund’s advisory fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how whose economies of scale were being or would be shared with shareholders).  The Trustees noted that the Fund’s advisory fee structure did not contain any breakpoint reductions as the Fund’s assets grow in size, but that Trillium was open to consider breakpoints in its fee structure when the asset level of the Fund increases.  The Trustees concluded that Trillium’s advisory fee structure was reasonable and reflected a sharing of economies of scale between Trillium and the Fund at the Fund’s current asset level.

Profits to be Realized from the Relationship with the Fund.  The Trustees considered the direct and indirect benefits that could be realized by Trillium from its association with the Fund, including Trillium’s summary of “fall-out” benefits such as 12b-1 fees.  The Trustees examined the brokerage practices of Trillium with respect to the Fund.  The Trustees concluded that the benefits Trillium may receive, such as continuity in the portfolio management of the Fund, including retaining the current personnel, maintaining the current and establishing new relationships with third-party vendors, appear to be reasonable, and in many cases may benefit the Fund through growth in assets.

The Trustees also considered the overall expected profitability of Trillium and reviewed Trillium’s financial information.  The Trustees also examined the level of profits that could be expected to accrue to Trillium from the fees payable under the New Investment Advisory Agreement, as well as the Fund’s brokerage practices and use of soft dollars by Trillium.  These considerations were based on materials requested by the Trustees and the Fund’s administrator specifically for the November Board Meeting at which the New Investment Advisory Agreement was formally considered.  The Trustees concluded that the Trillium’s profit from managing the Fund would likely not be excessive and, after review of relevant financial information, Trillium would have adequate capitalization and/or would maintain adequate profit levels to support the Fund.

No single factor was determinative in the Board’s decision to approve the New Investment Advisory Agreement for the Fund, but rather, the Board based its determination on the total mix of information available to the Trustees.  Based on a consideration of all the factors in their totality, the Board determined that the New Investment Advisory Agreement, including the advisory fees, were fair and reasonable.  The Board therefore determined that the approval of the New Investment Advisory Agreement would be in the best interest of the Fund and its shareholders.

Vote Required

Approval of the proposal to approve the New Investment Advisory Agreement in order to engage Trillium as the investment adviser for the Fund requires the vote of the “majority of the outstanding voting securities” of the Fund.  Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

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Based on all of the foregoing, the Trustees recommend that shareholders of the Fund vote FOR the approval of the New Investment Advisory Agreement.

OTHER BUSINESS

The Board knows of no other business to be brought before the Special Meeting.  However, if any other matters properly come before the Special Meeting, proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Fund does not hold annual shareholder meetings.  Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposals to the Secretary of the Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting.  Timely submission of a proposal does not, however, necessarily mean the proposal will be included.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

Banks, broker-dealers, voting trustees and their nominees should advise the Fund, in care of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement they wish to receive in order to supply copies to the beneficial owners of the respective shares.

ADDITIONAL INFORMATION

Any Purchases or Sales of Securities of Trillium

Since the beginning of the most recently completed fiscal year, no Trustee has made any purchases or sales of securities of Trillium or any of its affiliated companies.

Voting Securities, Principal Shareholders and Management Ownership

Shareholders of the Fund at the close of business on the Record Date, will be entitled to be present and vote at the Special Meeting.  As of that date, each class of the Fund’s shares had the following outstanding:

Class R Shares	Class I Shares
7,805,892.185	4,971,796.185

Management Ownership.  As of the Record Date, to the best of the knowledge of the Trust, no trustee of the Trust beneficially owned 1% or more of the outstanding shares of the Fund, and the Trustees and the officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Fund.  The Board is aware of no arrangements, the operation of which at a subsequent date may result in a change in control of the Fund.  As of the Record Date, the Independent Trustees, and their respective immediate family members, did not own any securities beneficially or of record in Trillium, U.S. Bancorp, the parent company of the distributor, or any of their respective affiliates.

Control Persons and Principal Shareholders.  A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control.  As of the Record Date, the following shareholder is known by the Fund to be a control person or principal shareholder of the Fund:

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Class R:
Name and Address	% Ownership	Type of Ownership
Charles Schwab Co. Inc. 211 Main Street San Francisco, CA 94105	34.77%	Record
National Financial Services, LLC 499 Washington Blvd. Jersey City, NJ 07310	12.90%	Record
First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	11.19%	Record

Class I:
Name and Address	% Ownership	Type of Ownership
Charles Schwab Co. Inc. 211 Main Street San Francisco, CA 94105	55.31%	Record

Portfolio Transactions

The Fund does not allocate portfolio brokerage on the basis of the sales of Fund shares.  Brokerage firms whose customers purchase shares of the Fund may participate in brokerage commissions, but only pursuant to the Fund’s “Policy with Respect to Allocation of Brokerage to Compensate for Distribution of Fund Shares.”  The Fund does not execute portfolio transactions through affiliated brokers.

Solicitation of Proxies and Voting

This solicitation is being made primarily by the mailing of this Proxy Statement, along with a notice of the Special Meeting and proxy card, on or about February 4, 2015.  Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or personal interview by representatives of the Fund.  In addition, Broadridge Financial Solutions may be paid on a per-call basis to solicit shareholders by telephone on behalf of the Fund.  The Fund may also arrange to have votes recorded by telephone.

Voting instructions may be revoked at any time prior to the final vote at the Special Meeting by: (1) written instruction addressed to Elaine E. Richards, President and Secretary, Professionally Managed Portfolios, c/o U.S. Bancorp Fund Services, LLC, 2020 E. Financial Way, Suite 100, Glendora, California 91741; (2) attendance at the Special Meeting and voting in person; or (3) by proper execution and return of a new proxy card (if received in time to be voted).  Mere attendance at the Special Meeting will not revoke voting instructions.

If the Fund records votes by telephone or through the Internet, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.  Proxies voted by telephone or through the Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

The Fund expects that, before the Special Meeting, broker-dealer firms holding shares of the Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners.  If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, these shares will be considered “broker non-votes.”  Broker non-votes will be counted as present for purposes of determining quorum, but will not count towards the number of votes in favor of the approval of the New Investment Advisory Agreement, which means they will have the effect of a vote against the proposal.  With respect to any other business that may properly come before the Special Meeting, the effect of broker non-votes will be dependent upon the vote that is required to approve such proposal.

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All proxies solicited by the Board that are properly executed and received by the Fund’s Secretary prior to the Special Meeting, and are not revoked, will be voted at the Special Meeting.  Shares represented by such proxies will be voted in accordance with the instructions on the proxies.  If no instruction is made on a properly executed proxy, it will be voted FOR the proposal.  All shares that are voted and all votes to ABSTAIN will be counted towards establishing a quorum, but abstentions will not count toward the number of votes in favor of approval of the New Investment Advisory Agreement, which means they will have the effect of a vote against the proposal.

With respect to shares held in individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders in accordance with such instructions.  If IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them in the same proportion as other IRA shareholders have voted.

A quorum is 40% of outstanding shares entitled to vote in person or by proxy at the Special Meeting.  If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve the proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of those shares present at the Special Meeting or represented by proxy.  When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to the proposal, unless directed to vote AGAINST the proposed adjournment.

Shareholders of record of the Fund at the close of business on January 2, 2015 will be entitled to vote at the Special Meeting  Other than any principal shareholders disclosed above, to the knowledge of the Fund no other shareholder owned of record or beneficially more than 5% of the outstanding shares of the Fund as of January 2, 2015.  Each whole share you hold as of the close of business on the Record Date is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote.

The Fund expects that the solicitation will be primarily by mail, but also may include telephone solicitations.  If the Fund does not receive your proxy by a certain time, you may receive a telephone call from Broadridge Financial Solutions, Trust officers, employees or agents asking you to vote.  The Fund does not reimburse officers of the Trust, or regular employees and agents involved in the solicitation of proxies.

The expenses in connection with preparing this Proxy Statement and its enclosures and all related legal expenses and all solicitations will be paid by Trillium.

Service Providers

The Fund’s investment adviser is Trillium Asset Management, LLC, located at Two Financial Center, 60 South Street, Suite 1100, Boston, MA 02111.  The Fund’s administrator, fund accountant, and transfer agent is U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202.  U.S. Bank, N.A., 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the Fund’s Custodian.  Quasar Distributors, LLC located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Fund’s principal underwriter.

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Principal Executive Officers and Trustees of the Trust

The following table provides the name, address and principal occupation of the principal executive officers and trustees of the Trust.  The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds.  The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series.  The current Trustees and officers of the Trust, their dates of birth, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations for the past five years and other directorships are set forth in the table below.

Name, Address And Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held During the Past 5 Years
Independent Trustees of the Trust(1)
Dorothy A. Berry (born 1943) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Chairman and Trustee	Indefinite Term Since May 1991.	Formerly, President, Talon Industries, Inc. (business consulting); formerly, Executive Vice President and Chief Operating Officer, Integrated Asset Management (investment adviser and manager) and formerly, President, Value Line, Inc. (investment advisory and financial publishing firm).	2	Director, PNC Funds, Inc.
Wallace L. Cook (born 1939) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term Since May 1991.	Investment Consultant; formerly, Chief Executive Officer, Rockefeller Trust Co., (prior thereto Senior Vice President), and Managing Director, Rockefeller & Co. (Investment Manager and Financial Advisor); formerly, Senior Vice President, Norton Simon, Inc.	2	The Dana Foundation; The University of Virginia Law School Foundation.
Eric W. Falkeis (born 1973) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan St. Milwaukee, WI 53202	Trustee	Indefinite Term; Since September 2011.	Chief Operating Officer, Direxion Funds Since 2013, formerly, Senior Vice President and Chief Financial Officer (and other positions), U.S. Bancorp Fund Services, LLC since 1997.	2	Interested Trustee, Direxion Funds.
Carl A. Froebel (born 1938) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term Since May 1991.	Formerly, President and Founder, National Investor Data Services, Inc. (investment related computer software).	2	None.

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Name, Address And Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held During the Past 5 Years
Steven J. Paggioli (born 1950) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term Since May 1991.	Consultant, since July 2001; formerly, Executive Vice President, Investment Company Administration, LLC (mutual fund administrator).	2	Independent Trustee, Trustee, AMG Funds, Aston Funds; Advisory Board Member, Sustainable Growth Advisers, LP; Independent Director, Chase Investment Counsel.
Officers of the Trust
Elaine E. Richards (born 1968) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	President Secretary	Indefinite Term; Since March 2013 Indefinite Term; Since February 2008.	Vice President and Legal Compliance Officer, U.S. Bancorp Fund Services, LLC, since July 2007.	Not Applicable	Not Applicable
Eric C. VanAndel (born 1975) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan St. Milwaukee, WI 53202	Treasurer	Indefinite Term; Since April 2013.	Vice President, U.S. Bancorp Fund Services, LLC, since April 2005.	Not Applicable	Not Applicable
Donna Barrette (born 1966) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan St. Milwaukee, WI 53202	Chief Compliance Officer Anti-Money Laundering Officer Vice President	Indefinite Term: Since July 2011. Indefinite Term: Since July 2011. Indefinite Term: Since July 2011.	Senior Vice President and Compliance Officer, (and other positions) U.S. Bancorp Fund Services, LLC since August 2004.	Not Applicable.	Not Applicable.
(1)	The Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address.  However, each shareholder will receive separate proxy cards.  If you would like to receive a separate copy of the Proxy Statement, please call 1-866-209-1962 or write to the Fund c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call the toll-free number or write to the address above.

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Exhibit A

PROFESSIONALLY MANAGED PORTFOLIOS

INVESTMENT ADVISORY AGREEMENT

With

Trillium Asset Management, LLC

THIS INVESTMENT ADVISORY AGREEMENT is made as of the ____ day of ______, 20__, by and between Professionally Managed Portfolios, a Massachusetts business trust (the “Trust”), on behalf of the  series listed on Schedule A, which may be amended from time to time (the “Fund”), and Trillium Asset Management, LLC (the “Adviser”).

WITNESSETH:

WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940 (the “Investment Company Act”); and

WHEREAS, the Fund listed on Schedule A is a series of the Trust having separate assets and liabilities; and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Trust desires to retain the Adviser to render advice and services to the Fund pursuant to the terms and provisions of this Agreement, and the Adviser desires to furnish said advice and services;

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

1. APPOINTMENT OF ADVISER. The Trust hereby employs the Adviser and the Adviser hereby accepts such employment, to render investment advice and related services with respect to the assets of the Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust’s Board of Trustees (the “Board of Trustees”).

2. DUTIES OF ADVISER.

(a) GENERAL DUTIES. The Adviser shall act as investment adviser to the Fund and shall supervise investments of the Fund on behalf of the Fund in accordance with the investment objectives, policies and restrictions of the Fund as set forth in the Fund’s and Trust’s governing documents, including, without limitation, the Trust’s Agreement and Declaration of Trust and By-Laws; the Fund’s prospectus, statement of additional information and undertakings; and such other limitations, policies and procedures as the Trustees may impose from time to time and provide in writing to the Adviser (collectively, the “Investment Policies”).  In providing such services, the Adviser shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code of 1986, the Uniform Commercial Code and other applicable law.

Exhibit A	1	Investment Advisory Agreement

Without limiting the generality of the foregoing, the Adviser shall: (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of portfolio securities and other investments for the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Trust’s Board of Trustees; (iii) vote proxies for the Fund and file beneficial ownership reports required by Section 13(d) of the Securities Exchange Act of 1934 (the “1934 Act”) for the Fund; (iv) maintain records relating to the advisory services provided by the Adviser hereunder required to be prepared and maintained by the Adviser or the Fund pursuant to applicable law; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund’s assets which the officers of the Trust may reasonably request; and (vi) render to the Trust’s Board of Trustees such periodic and special reports with respect to the Fund’s investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board of Trustees.  It is understood and agreed that the Adviser shall have no obligation to initiate litigation on behalf of the Fund.

(b) BROKERAGE. The Adviser shall be responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Adviser shall not direct orders to an affiliated person of the Adviser without general prior authorization to use such affiliated broker or dealer from the Trust’s Board of Trustees.  In selecting a broker-dealer to execute each particular transaction, the Adviser may take the following factors, among others, into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Subject to such policies as the Board of Trustees of the Trust may determine and consistent with Section 28(e) of the 1934 Act, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities to clients for which it exercises investment discretion. Subject to the same policies and legal provisions, the Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Adviser, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Adviser shall determine, and the Adviser shall report on such allocations regularly to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

When the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as of other clients, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate orders of the Fund and those other clients for the purchase or sale of the security. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

The Trust authorizes and empowers the Adviser to open and maintain trading accounts in the name of a Fund and to execute for the Fund as its agent and attorney-in-fact standard institutional customer agreements with such broker or brokers as the Adviser shall select as provided herein.  The Adviser shall cause all securities and other property purchased or sold for a Fund to be settled at the place of business of the Custodian or as the Custodian shall direct.  All securities and other property of a Fund shall remain in the direct or indirect custody of the Custodian except as otherwise authorized by the Board.

Exhibit A	2	Investment Advisory Agreement

The Adviser further shall have the authority to instruct the Custodian to pay cash for securities and other property delivered to the Custodian for a Fund and deliver securities and other property against payment for the Fund, and such other authority granted by the Trust from time to time.  The Adviser shall not have authority to cause the Custodian to deliver securities and other property or pay cash to the Adviser except as expressly provided herein.

3. REPRESENTATIONS OF THE ADVISER.

(a) The Adviser shall use its best judgment and efforts in rendering the advice and services to the Fund as contemplated by this Agreement.

(b) The Adviser shall maintain all licenses and registrations necessary to perform its duties hereunder in good order.

(c) The Adviser shall conduct its operations at all times in conformance with the Advisers Act, the Investment Company Act, and any other applicable state and/or self-regulatory organization regulations.

(d) The Adviser shall maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board of Trustees in connection with their approval of this Agreement.

4. INDEPENDENT CONTRACTOR. The Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust or the Fund in any way, or in any way be deemed an agent for the Trust or for the Fund. It is expressly understood and agreed that the services to be rendered by the Adviser to the Fund under the provisions of this Agreement are not to be deemed exclusive, and that the Adviser may give advice and take action with respect to other clients, including affiliates of the Adviser, that may be similar or different from that given to the Fund.

5. ADVISER’S PERSONNEL. The Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include any compliance staff and personnel required by the Adviser and reasonably requested by the Board of Trustees.

6. EXPENSES.

(a) With respect to the operation of the Fund, the Adviser shall be responsible for (i) the Fund’s organizational expenses; (ii) providing the personnel, office space and equipment reasonably necessary to perform its obligations hereunder; (iii) the expenses of printing and distributing extra copies of the Fund’s prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders) to the extent such expenses are not covered by any applicable plan adopted pursuant to Rule 12b-1 under the Investment Company Act (each, a “12b-1 Plan”); (iv) the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Adviser; and (v) any costs of liquidating or reorganizing the Fund (unless such cost is otherwise allocated by the Board of Trustees). If the Adviser has agreed to limit the operating expenses of the Fund, the Adviser also shall be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit, subject to the terms of such agreement.

Exhibit A	3	Investment Advisory Agreement

(b) The Fund is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 6(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund’s shareholders and the Board of Trustees that are properly payable by the Fund; salaries and expenses of officers of  the Trust, including without limitation the Trust’s Chief Compliance Officer, and fees and expenses of members of the Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser; insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders which are covered by any 12b-1 Plan; legal, auditing and accounting fees; all or any portion of trade association dues or educational program expenses determined appropriate by the Board of Trustees; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under applicable securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

(c) The Adviser may voluntarily or contractually absorb certain Fund expenses.

(d) To the extent the Adviser incurs any costs by assuming expenses which are an obligation of the Fund as set forth herein, the Fund shall promptly reimburse the Adviser for such costs and expenses, except to the extent the Adviser has otherwise agreed to bear such expenses. To the extent the services for which the Fund is obligated to pay are performed by the Adviser, the Adviser shall be entitled to recover from such Fund to the extent of the Adviser’s actual costs for providing such services. In determining the Adviser’s actual costs, the Adviser may take into account an allocated portion of the salaries and overhead of personnel performing such services.

(e) To the extent that the Adviser pays fees in addition to any Fund distribution or servicing fees to financial intermediaries, including without limitation banks, broker-dealers, financial advisors, or pension administrators, for sub-administration, sub-transfer agency or any other shareholder servicing or distribution services associated with shareholders whose shares are held in omnibus or other group accounts, the Adviser shall report such payments regularly to the Trust on the amounts paid and the relevant financial institutions.

7. INVESTMENT ADVISORY AND MANAGEMENT FEE.

(a) The Fund shall pay to the Adviser, and the Adviser agrees to accept, as full compensation for all services furnished or provided to such Fund pursuant to this Agreement, an annual management fee at the rate set forth in Schedule A to this Agreement.

(b) The management fee shall be accrued daily by the Fund and paid to the Adviser on the first business day of the succeeding month.

(c) The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Adviser shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

Exhibit A	4	Investment Advisory Agreement

(d) The fee payable to the Adviser under this Agreement will be reduced to the extent of any receivable owed by the Adviser to the Fund and as required under any expense limitation applicable to the Fund.

(e) The Adviser voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of the Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Adviser hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

(f) Any such reductions made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. Under the expense limitation agreement, the Adviser may recoup reimbursements made in any fiscal year of the Fund over the following three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.

(g) The Adviser may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Adviser hereunder.

8. NO SHORTING; NO BORROWING. The Adviser agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Adviser or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act. The Adviser agrees that neither it nor any of its officers or employees shall borrow from the Fund or pledge or use the Fund’s assets in connection with any borrowing not directly for the Fund’s benefit. For this purpose, failure to pay any amount due and payable to the Fund for a period of more than thirty (30) days shall constitute a borrowing.

9. CONFLICTS WITH TRUST’S GOVERNING DOCUMENTS AND APPLICABLE LAWS.   Nothing herein contained shall be deemed to require the Trust or the Fund to take any action contrary to the Trust’s Agreement and Declaration of Trust, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of its responsibility for and control of the conduct of the affairs of the Trust and Fund. In this connection, the Adviser acknowledges that the Trustees retain ultimate plenary authority over the Fund and may take any and all actions necessary and reasonable to protect the interests of shareholders.

10. REPORTS AND ACCESS; APPROVAL. (a)  The Adviser agrees to supply such information to the Fund’s administrator and to permit such compliance inspections by the Fund’s administrator as shall be reasonably necessary to permit the administrator to satisfy its obligations and respond to the reasonable requests of the Board of Trustees.

Exhibit A	5	Investment Advisory Agreement

(b)           The Trust agrees to provide the Adviser such information about the Trust and the Fund as is necessary and appropriate for the Adviser to perform its services hereunder.  Such information includes, but is not limited to, the Trust’s Trust Agreement and Declaration of Trust and By-Laws and all compliance policies and procedures of the Trust.  The Trust agrees to provide to the Adviser promptly any amendment to the foregoing and, if any such amendment would materially affect the services to be provided by the Adviser hereunder, the Trust agrees to provide the amendment to the Adviser prior to its adoption by the Board of Trustees.

(c)           The Trust represents and warrants that this Agreement has been authorized by the Board of Trustees and by shareholders in accordance with applicable law.

11. ADVISER’S LIABILITIES AND INDEMNIFICATION.

(a) The Adviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements in the Fund’s offering materials (including the prospectus, the statement of additional information, advertising and sales materials) relating to (i) the Adviser and its affiliates, (ii) the Fund’s investment strategies and related risks, or (iii) other information, in each case only if supplied by the Adviser for inclusion therein..

(b) Except as otherwise provided herein, the Adviser shall be liable to the Fund for any loss (including brokerage charges) incurred by the Fund as a result of any improper investment made by the Adviser in contradiction of the Investment Policies, other than losses or damages relating to lost profits.

(c) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.  Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, the Fund or any shareholder of the Fund may have under any federal securities law or state law.

(d) Each party to this Agreement shall indemnify and hold harmless the other party and the shareholders, directors, members, managers, agents, officers and employees of the other party (any such person, an “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) (collectively, “Losses”) arising out of the Indemnifying Party’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties hereunder; provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any Loss to which such Indemnified Party would otherwise be subject by reason of such party’s willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

(e) No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or officer of the Adviser, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

12. NON-EXCLUSIVITY; TRADING FOR ADVISER’S OWN ACCOUNT. The Trust’s employment of the Adviser is not an exclusive arrangement. The Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein. Likewise, the Adviser may act as investment adviser for any other person, and shall not in any way be limited or restricted from buying, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting; provided, however, that the Adviser expressly represents that it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under this Agreement; and provided further that the Adviser will adopt a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of the Investment Company Act and the Advisers Act and has been approved by the Board of Trustees.

Exhibit A	6	Investment Advisory Agreement

13.  TRANSACTIONS WITH OTHER INVESTMENT ADVISERS. The Adviser is not an affiliated person of any investment adviser responsible for providing advice with respect to any other series of the Trust, or of any promoter, underwriter, officer, director, member of an advisory board or employee of any other series of the Trust.  The Adviser shall not consult with the investment adviser of any other series of the Trust concerning transactions for the Fund or any other series of the Trust.

14. TERM.   This Agreement shall become effective upon receiving approval from the majority of the outstanding securities of the Fund and shall remain in effect for a period of two (2) years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one (l) year so long as such continuation is approved at least annually by (i) the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings set forth in the Investment Company Act.

15. INTELLECTUAL PROPERTY LICENSE.  For so long as this Agreement remains effective, the Trust and the Fund shall have a non-transferable, non-exclusive license to use the names “Trillium Asset Management, LLC”, “Portfolio 21 Global Equity Fund”, and “www.portfolio21.com” (collectively, the “Adviser Names”) solely in connection with the Trust and the Fund.  The Trust and the Fund acknowledge that the Adviser Names and any derivatives or combinations thereof are the sole and exclusive property of the Adviser (or the Adviser’s related entities), and the Trust and the Fund agree that they will not contest ownership or validity of the Adviser Names. The Trust and the Fund will use the Adviser Names according to the Adviser’s trademark standards. The Adviser makes no representations or warranties in respect of the relative superiority of its rights in the Adviser Names to the rights of any third party in the Adviser Names. Notwithstanding anything herein to the contrary, the Adviser shall have no liability to the Trust or the Fund for or in respect of any claim by any third party that the Trust or the Fund’s use of the Adviser names infringes upon or otherwise violates any proprietary or other rights of such third party. Within sixty (60) days from such time as this Agreement shall no longer be in effect, the Trust and Fund shall cease to use the Adviser Names and any other name connected with the Adviser.

16. TERMINATION; NO ASSIGNMENT.

(a) This Agreement may be terminated by the Trust on behalf of the Fund at any time without payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, upon sixty (60) days’ written notice to the Adviser, and by the Adviser upon sixty (60) days’ written notice to the Fund. In the event of a termination, the Adviser shall cooperate in the orderly transfer of the Fund’s affairs and, at the request of the Board of Trustees, transfer, at the Fund’s expense, any and all books and records of the Fund maintained by the Adviser on behalf of the Fund.

(b) This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the Investment Company Act.

Exhibit A	7	Investment Advisory Agreement

17. NONPUBLIC PERSONAL INFORMATION. Notwithstanding any provision herein to the contrary, the Adviser agrees on behalf of itself and its managers, members, officers, and employees (1) to treat confidentially and as proprietary information of the Trust (a) all records and other information relative to the Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”); and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Adviser.  Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Adviser may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

18. ANTI-MONEY LAUNDERING COMPLIANCE. The Adviser acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Trust has adopted an Anti-Money Laundering Policy. The Adviser agrees to comply with the Trust’s Anti-Money Laundering Policy and the AML Laws, as the same may apply to the Adviser, now and in the future; provided, however, that the Adviser shall not be liable in respect of any failure by it to comply with changes to the Trust’s Anti-Money Laundering Policy of which it has not been notified in writing by the Trust a reasonable time in advance of the effectiveness of such changes. The Adviser further agrees to provide to the Trust and/or the administrator such reports, certifications and contractual assurances as may be reasonably requested by the Trust. The Trust may disclose information regarding the Adviser to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

19. CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES. The Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated thereunder, the Trust and the Fund are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Adviser agrees to use its best efforts to assist the Trust and the Fund in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures. The Adviser agrees to inform the Trust of any material development related to the Fund that the Adviser reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act.

20. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

21. CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

22. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles of Delaware or any other jurisdiction; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Advisers Act and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

Exhibit A	8	Investment Advisory Agreement

PROFESSIONALLY MANAGED PORTFOLIOS on behalf of the series listed on Schedule A	TRILLIUM ASSET MANAGEMENT, LLC

By: __________________________________	By: __________________________________
Name: Elaine Richards	Name: Matthew W. Patsky
Title: President	Title: Managing Partner and CEO

Exhibit A	9	Investment Advisory Agreement

SCHEDULE A

Series of Professionally Managed Portfolios	Annual Fee Rate as a Percentage of Average Daily Net Assets

Portfolio 21 Global Equity Fund	0.90%

Exhibit A	10	Investment Advisory Agreement

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

THREE EASY WAYS TO VOTE YOUR PROXY

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to the website www.proxyvote.com.
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903.
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M80526-S27286	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following:
	For	Against	Abstain

1. To approve an Investment Advisory Agreement between Trillium Asset Management, LLC and the Trust on behalf of the Fund.	☐	☐	¨

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each shareholder is requested to sign, but only one Signature is required.  If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

The Notice and Proxy Statement for this Special Meeting of Shareholders is available at www.proxyvote.com.

M80527-S27286

PORTFOLIO 21 GLOBAL EQUITY FUND

The undersigned shareholder, revoking prior proxies, of the Portfolio 21 Global Equity Fund (the “Fund”) listed above hereby appoints Elaine E. Richards and Eric C. VanAndel, and each of them, as attorneys-in-fact and the proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders to be held at the office of the Fund's administrator, U.S. Bancorp Fund Services, LLC, 2020 East Financial Way, Suite 100, Glendora, California 91741 on April 2, 2015, at 9:00 a.m., Pacific Time, and at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersignd.

PLEASE SIGN AND DATE ON THE REVERSE SIDE